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                                                                 Exhibit 10.18
                            AMENDMENT NO. 2 TO LEASE


      THIS AMENDMENT NO. 2 TO LEASE is entered into this 8th day of February, 2000, by and between 1330 BROADWAY, hereinafter called "Landlord", and CYBERGOLD, INC., A DELAWARE CORPORATION, hereinafter called "Tenant".

      WHEREAS, by Lease dated July 15, 1999, as amended by Amendment No. 1 to Lease dated November 17, 1999 (the "Lease") between Landlord and Tenant, Tenant leased office space on the 12th and 13th floors of the 1330 Broadway Building known as Suites 1200 and 1300, 1330 Broadway, Oakland, California, consisting of approximately 28,494 rentable square feet and expiring on November 30, 2004, and,

      WHEREAS, Landlord and Tenant wish to extend the expiration date of the Lease, and,

      WHEREAS, Landlord and Tenant wish to amend certain other provisions of the Lease,

      NOW, THEREFORE, FOR VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, IT IS MUTUALLY AGREED AS FOLLOWS:

      1. Section 1.4 of the Lease is hereby amended in its entirety to read as follows:

      1.4   Term: (a)   Commencement Date: July 15, 1999

                  (b) For a term of: Seventy-One (71) months (expiring June 30, 2005)

                  (c) Option to Extend for Thirty-Six (36) months (until June 30, 2008)

      2. The first sentence of Paragraph a. ("Option") of Section 36 ("Option to Extend Term") of the Lease is hereby amended in its entirety to read as follows:

      Tenant shall have the right to extend the initial term hereof for One (1) additional consecutive period of Thirty-Six (36) months ("Option Period"), commencing immediately upon the expiration of the initial term hereof, upon the same terms and conditions as are stated in this Lease.

      3. Subparagraph (i) of Paragraph a. of Section 36 of the Lease is hereby amended in its entirety to read as follows:

                  (i) Tenant shall exercise said option by written notification to Landlord no later than Nine (9) months prior to the expiration of the initial term.



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      4.    All terms used herein that are defined in the Lease shall have the same meanings as therein defined, except as amended by this Amendment 2. Except as amended by this Amendment 2, all the terms, covenants and conditions of the Lease are hereby ratified and affirmed and shall remain in full force and effect.


      IN WITNESS WHEREOF, the parties hereto have executed this Amendment 2 on the day and year first written above.


LANDLORD: 1330 BROADWAY


By:
   ----------------------------------
        Myron Zimmerman


TENANT: CYBERGOLD, INC., A DELAWARE CORPORATION



By:                                       By:
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Print Name:                               Print Name:
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Title:                                    Title:
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